BARON

FUNDS®

Baron WealthBuilder Fund

Supplement dated October 9, 2020 to Prospectus dated

April 30, 2020

Effective Tuesday, December 8, 2020, the Prospectus of Baron WealthBuilder Fund (the “Fund”) is modified as follows:

On page 10 of the Prospectus, the following paragraph under “Management,” which reads as follows: “Portfolio Manager. Ronald Baron has been the portfolio manager of the Fund since its inception on December 29, 2017. Mr. Baron founded the Adviser in 1987.” is deleted in its entirety and replaced with the following: “Portfolio Manager. Ronald Baron has been the Lead Portfolio Manager of the Fund since its inception on December 29, 2017. Michael Baron has been the co-manager of the Fund since December 8, 2020. Mr. Ronald Baron founded the Adviser in 1987. Mr. Michael Baron joined the Adviser as a research analyst in September of 2004.”

On page 28 of the Prospectus, the following paragraph under “Management of the Funds,” which reads as follows:

“Mr. Ronald Baron has been the portfolio manager of the Baron WealthBuilder Fund since its inception on December 29, 2017. Mr. Ronald Baron has been the portfolio manager of Baron Partners Fund and Baron Focused Growth Fund since their respective inceptions as limited partnerships on January 31, 1992 and May 31, 1996. In addition, he has managed two registered mutual funds, Baron Asset Fund since its inception on June 12, 1987 until January 23, 2008, and Baron Growth Fund since its inception on December 31, 1994 to the present. He has managed money for others since 1975. Mr. Baron is also a senior member of the Adviser’s research team and the Chief Investment Officer of the Adviser. The Funds’ SAI provides additional information about Mr. Baron’s compensation, other accounts managed by Mr. Baron and his ownership in shares of the Funds.”

is deleted in its entirety and replaced with the following:

“Mr. Ronald Baron has been the Lead Portfolio Manager of the Baron WealthBuilder Fund since its inception on December 29, 2017. Michael Baron has been the co-manager of Baron WealthBuilder Fund since December 8, 2020. Mr. Ronald Baron has been the portfolio manager of Baron Partners Fund and Baron Focused Growth Fund since their respective inceptions as limited partnerships on January 31, 1992 and May 31, 1996. Michael Baron has been the co-manager of Baron Partners Fund since August 28, 2018. David Baron has been the co-manager of Baron Focused Growth Fund since August 28, 2018. In addition, Mr. Ronald Baron has managed two registered mutual funds, Baron Asset Fund since its inception on June 12, 1987 until January 23, 2008, and Baron Growth Fund since its inception on December 31, 1994 to the present. Mr. Ronald Baron has managed money for others since 1975. Mr. Ronald Baron is also a senior member of the Adviser’s research team. The Fund’s SAI provides additional information about Mr. Ronald Baron’s compensation, other accounts managed by Mr. Ronald Baron and his ownership in shares of the Funds.

Mr. Michael Baron has worked at the Adviser as an analyst since September of 2004. From 2003 to 2004, Mr. Michael Baron worked at Glenhill Capital as a research analyst.

Mr. David Baron has worked at the Adviser as an analyst since July of 2005. From 2002 to 2005 David worked at Jeffries and Company as a gaming analyst.”

This information supplements the Prospectus dated April 30, 2020. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

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